EXHIBIT 10.1

[EXECUTION VERSION]

AMENDMENT NO. 1 dated as of October 7, 2021 (this “Amendment”), among THE CHEMOURS COMPANY, a Delaware corporation (the “Borrower”), the other LOAN PARTIES party hereto, the LENDERS and ISSUING BANKS party hereto and JPMORGAN CHASE BANK, N.A. (in its individual capacity, “JPMorgan”), as administrative agent (in such capacity, the “Administrative Agent”), to the Amended and Restated Credit Agreement dated as of April 3, 2018 (as amended, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”), by and among the Borrower, the lending institutions from time to time parties thereto as Lenders (as defined therein) and Issuing Banks (as defined therein) and the Administrative Agent.  Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement, except as otherwise expressly set forth herein.

WHEREAS, the Borrower has requested, and the undersigned Lenders and Issuing Banks and the Administrative Agent have agreed, upon the terms and subject to the conditions set forth herein, that (a) the Credit Agreement be amended as provided herein and (b) in connection therewith, (i) the aggregate amount of the Revolving Commitments be increased by an amount equal to $100,000,000 (the “Increase”) and (ii) the maturity date of the Revolving Commitments be extended to October 7, 2026 (subject the “springing” maturity provisions described herein);

WHEREAS, (a) each Lender holding Revolving Commitments and/or Revolving Loans immediately prior to the consummation of the transactions specified in Section 3 hereof (each, an “Existing Revolving Lender”) that executes and delivers a signature page to this Amendment at or prior to 5:00 p.m., New York City time, on October 6, 2021 (the “Delivery Time”, and each such Existing Revolving Lender, a “Consenting Revolving Lender”), will have agreed to the terms of this Amendment upon the effectiveness of this Amendment on the Amendment Effective Date (as defined below), and (b) each Existing Revolving Lender that does not execute and deliver a signature page to this Amendment at or prior to the Delivery Time (each such Existing Revolving Lender, a “Declining Revolving Lender”) will be deemed not to have agreed to this Amendment and will be subject to the mandatory assignment provisions of Section 9.02(c) of the Credit Agreement upon the effectiveness of this Amendment on the Amendment Effective Date (it being understood that the interests, rights and obligations of the Declining Revolving Lenders under the Loan Documents will be assumed by (i) certain Consenting Revolving Lenders and/or (ii) certain financial institutions that are not Existing Revolving Lenders and that are party hereto (each such financial institution referred to in this clause (ii), a “Replacement Revolving Lender”), in each case in accordance with Sections 9.02(c) and 9.04 of the Credit Agreement and Section 3 hereof);

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WHEREAS, the Borrower hereby requests that the Additional Revolving Lenders (as defined below) provide additional Revolving Commitments on the Amendment Effective Date in an aggregate amount of $100,000,000 (the “Additional Revolving Commitments”); and

WHEREAS, in connection with the Increase, each Person party hereto whose name is set forth on Schedule III hereto under the heading “Additional Revolving Lender” (each such Person, an “Additional Revolving Lender”) has agreed to provide a portion of the Additional Revolving Commitments to the Borrower in the amount set forth opposite its name on such Schedule III, in each case subject to the terms and conditions set forth herein and in the Credit Agreement;

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

SECTION 1.  Rules of Interpretation.  The rules of interpretation set forth in Section 1.03 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

SECTION 2.  Amendment Effective Date.  The “Amendment Effective Date” shall be the first date as of which all the conditions precedent set forth in Section 7 hereof shall have been satisfied or waived.

SECTION 3.  Concerning the Revolving Lenders, the Revolving Commitments and the Revolving Loans under the Credit Agreement.

(a)  Subject to the terms and conditions set forth herein, on the Amendment Effective Date but prior to giving effect to the transactions and amendments specified in Sections 4 and 5 hereof, (i) each Replacement Revolving Lender shall become, and each Consenting Revolving Lender shall continue to be, a “Revolving Lender” and a “Lender” under the Credit Agreement and (ii) each Replacement Revolving Lender shall have, and each Consenting Revolving Lender shall continue to have, all the rights and obligations of a “Revolving Lender” and a “Lender” holding a Revolving Commitment or a Revolving Loan under the Credit Agreement and the other Loan Documents.

(b)  Pursuant to Sections 9.02(c) and 9.04 of the Credit Agreement, on the Amendment Effective Date but prior to giving effect to the transactions and amendments specified in Sections 4 and 5 hereof, (i) each Declining Revolving Lender shall be deemed to have assigned, delegated and transferred its Revolving Commitments and its Revolving Loans, as applicable, including any participations in Letters of Credit and/or Swingline Loans, and (ii) each Consenting Revolving Lender that will be allocated an aggregate amount of the Revolving Commitments as of the Amendment Effective Date that is less than the aggregate amount of Revolving Commitments of such Consenting Revolving Lender immediately prior to the Amendment Effective Date (as disclosed to

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such Consenting Revolving Lender by the Administrative Agent prior to the date hereof) shall be deemed to have assigned, delegated and transferred the portion of its Revolving Commitments in excess of such allocated amount (together with a proportionate principal amount of the Revolving Loans and participations in Letters of Credit and Swingline Loans of such Consenting Revolving Lender), in each case together with all its interests, rights (other than its existing rights to payments pursuant to Section 9.03 of the Credit Agreement) and obligations under the Loan Documents in respect thereof, to JPMorgan, as assignee, and, in the case of its Revolving Loans and participations in Letters of Credit and Swingline Loans, at a purchase price equal to par (the “Revolving Loan Purchase Price”).  Upon (A) payment to a Declining Revolving Lender of (x) the Revolving Loan Purchase Price with respect to its Revolving Loans and participations in Letters of Credit and Swingline Loans so assigned, delegated and transferred pursuant to this paragraph (b) (which shall be paid by JPMorgan) and (y) accrued and unpaid interest and fees and other amounts owing under the Credit Agreement, in each case with respect to the Revolving Commitments and Revolving Loans through but excluding the Amendment Effective Date (which shall be paid by the Borrower), and (B) the satisfaction of the applicable conditions set forth in Sections 9.02(c) and 9.04 of the Credit Agreement (but without the requirement of any further action on the part of such Declining Revolving Lender, the Borrower or the Administrative Agent), such Declining Revolving Lender shall cease to be a party to the Credit Agreement in its capacity as a Revolving Lender and a Lender (solely with respect to Revolving Commitments and Revolving Loans and participations in Letters of Credit and Swingline Loans).

(c)  Subject to the terms and conditions set forth herein, on the Amendment Effective Date but prior to giving effect to the transactions and amendments specified in Sections 4 and 5 hereof, (i) to the extent any Consenting Revolving Lender will be allocated an aggregate amount of the Revolving Commitments as of the Amendment Effective Date that is more than the aggregate amount of the Revolving Commitments of such Consenting Revolving Lender immediately prior to the Amendment Effective Date (as disclosed to such Consenting Revolving Lender by the Administrative Agent prior to the date hereof), each such Consenting Revolving Lender agrees to assume from JPMorgan the portion of such excess amount (together with a proportionate principal amount of the Revolving Loans and participations in Letters of Credit and Swingline Loans (in the case of the Revolving Loans and participations in Letters of Credit and Swingline Loans, at a purchase price equal to par)) such that, immediately after such assignment and assumption, such Consenting Revolving Lender holds Revolving Commitments in an amount equal to the amount set forth opposite such Consenting Revolving Lender’s name on Schedule I hereto and (ii) each Replacement Revolving Lender, if any, set forth on Schedule II hereto agrees to assume from JPMorgan Revolving Commitments in an aggregate amount equal to the amount set forth opposite such Replacement Revolving Lender’s name on Schedule II hereto (together with a proportionate principal amount of the Revolving Loans and participations in Letters of Credit and Swingline Loans (in the case of the Revolving Loans and participations in Letters of Credit and Swingline Loans, at a purchase price equal to par)).

(d)  Each Replacement Revolving Lender, if any, by delivering its signature page to this Amendment on the Amendment Effective Date and assuming

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Revolving Commitments and Revolving Loans in accordance with Section 3(c) hereof, shall be deemed to have acknowledged receipt of, and consented to and approved and agrees to be bound by, the Credit Agreement and each other Loan Document and each other document required to be approved by the Administrative Agent or any Lender, as applicable, on the Amendment Effective Date (including the amendment of the Credit Agreement contemplated hereby).

(e)  Each Replacement Revolving Lender, if any, by delivering its signature page to this Amendment on the Amendment Effective Date and assuming Revolving Commitments and Revolving Loans in accordance with Section 3(c) hereof, hereby (x) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) from and after the Amendment Effective Date (until such time as such Replacement Revolving Lender ceases to be a Lender in accordance with the terms of the Credit Agreement), it shall be bound by the provisions of the Credit Agreement and other Loan Documents as a Revolving Lender and shall have the obligations of a Revolving Lender thereunder, (iii) it is sophisticated with respect to decisions to acquire assets of the type represented by the Revolving Commitments and Revolving Loans and either it, or the Person exercising discretion in making its decision to acquire the Revolving Commitments and Revolving Loans, is experienced in acquiring assets of such type, (iv) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Amendment and to purchase its allocation of the Revolving Commitments and Revolving Loans, (v) it has attached to this Amendment any tax documentation required to be delivered by such Replacement Revolving Lender pursuant to the terms of the Credit Agreement, duly completed and executed by such Replacement Revolving Lender, and (vi) it is an Eligible Assignee, (y) appoints and authorizes the Administrative Agent to take such action on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to or otherwise conferred upon the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto and (z) agrees that it will perform in accordance with their respective terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Revolving Lender.

(f)  The transactions described in this Section 3 will be deemed to satisfy the requirements of Sections 9.02(c) and 9.04 of the Credit Agreement in respect of the assignment of the Revolving Commitments, Revolving Loans and participations in Letters of Credit and Swingline Loans so assigned, delegated and transferred pursuant to this Section 3, and this Amendment will be deemed to be an Assignment and Assumption with respect to such assignments.

SECTION 4.  Increase.

(a)  Subject to the satisfaction or waiver of the conditions precedent set forth in Section 7 hereof, but immediately after giving effect to the transactions described in Section 3 hereof, (i) the Increase shall become effective, (ii) each Additional

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Revolving Lender shall become a “Revolving Lender” and a “Lender” under the Credit Agreement and (iii) each Additional Revolving Lender shall have all the rights and obligations of a “Revolving Lender” and a “Lender” holding a Revolving Commitment or a Revolving Loan under the Credit Agreement and the other Loan Documents with respect to its Additional Revolving Commitment.

(b)  Upon the effectiveness of the Increase, each Revolving Lender immediately prior to the Increase will automatically and without further action be deemed to have assigned to each Additional Revolving Lender, and each such Additional Revolving Lender will automatically and without further act be deemed to have assumed, a portion of such Revolving Lender’s participations in the outstanding LC Exposure under the Credit Agreement such that, after giving effect to the Increase and each such deemed assignment and assumption of participations, the percentage of the aggregate outstanding LC Exposure under the Credit Agreement held by each Revolving Lender (including each such Additional Revolving Lender) will equal such Revolving Lender’s Applicable Percentage.  For purposes of the foregoing, “Applicable Percentage” shall mean, with respect to any Revolving Lender at any time, the percentage of the aggregate Revolving Commitments of all Revolving Lenders represented by such Revolving Lender’s Revolving Commitment at such time.

(c)  Each Additional Revolving Lender, by delivering its signature page to this Amendment on the Amendment Effective Date, shall be deemed to have acknowledged receipt of, and consented to and approved and agrees to be bound by, the Credit Agreement and each other Loan Document and each other document required to be approved by the Administrative Agent or any Lenders, as applicable, on the Amendment Effective Date (including the amendment of the Credit Agreement contemplated hereby).

(d)  Each Additional Revolving Lender, if any, by delivering its signature page to this Amendment on the Amendment Effective Date, hereby (x) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) from and after the Amendment Effective Date (until such time as such Additional Revolving Lender ceases to be a Lender in accordance with the terms of the Credit Agreement), it shall be bound by the provisions of the Credit Agreement and other Loan Documents as a Revolving Lender and shall have the obligations of a Revolving Lender thereunder, (iii) it is sophisticated with respect to decisions to acquire assets of the type represented by the Revolving Commitments and Revolving Loans and either it, or the Person exercising discretion in making its decision to acquire the Revolving Commitments and Revolving Loans, is experienced in acquiring assets of such type, (iv) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Amendment, (v) it has attached to this Amendment any tax documentation required to be delivered by such Additional Revolving Lender pursuant to the terms of the Credit Agreement, duly completed and executed by such Additional Revolving Lender, and (vi) it is an Eligible Assignee, (y) appoints and authorizes the

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Administrative Agent to take such action on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to or otherwise conferred upon the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto and (z) agrees that it will perform in accordance with their respective terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Revolving Lender.

(e)  Immediately after giving effect to the consummation of the transactions described in Section 3 hereof and this Section 4, the aggregate amount of the Revolving Commitments of each Consenting Revolving Lender, Replacement Revolving Lender and Additional Revolving Lender shall be as set forth opposite such Lender’s name on Schedule IV hereto.

(f)  This Amendment shall constitute an Incremental Facility Amendment and the Increase shall constitute a Revolving Commitment Increase, in each case in accordance with Section 2.21 of the Credit Agreement.  The Increase shall utilize a portion of the basket set forth in Section 2.21(a) of the Credit Agreement.

SECTION 5.  Amendments.  Subject to the satisfaction or waiver of the conditions precedent set forth in Section 7 hereof, and immediately after giving effect to the transactions set forth in Sections 3 and 4 hereof, the Credit Agreement will be amended as follows:

(a)  Section 1.01 of the Credit Agreement is hereby amended to add the following terms in the appropriate alphabetical order:

(i)“Amendment No. 1” means Amendment No. 1 to this Agreement, dated as of October 7, 2021, among the Borrower, the other Loan Parties party thereto, the Lenders and Issuing Banks party thereto and the Administrative Agent.

(ii)“Revolver Springing Maturity Instrument” means (a) the Tranche B-2 US$ Term Loans, (b) the Tranche B-2 Euro Term Loans, (c) each Class of Incremental Term Loans and Refinancing Term Loans the stated maturity date of which is prior to the date that is 91 days after the Revolving Maturity Date (as in effect immediately after giving effect to Amendment No. 1) and (d) the 4.000% Senior Unsecured Notes of the Borrower due May 2026.

(iii)“Revolver Springing Maturity Instrument Event” means, with respect to each Revolver Springing Maturity Instrument, any of the following:  (a) the redemption, repayment, defeasance or other discharge, in full, of such Revolver Springing Maturity Instrument (including, in each case, all accrued but unpaid interest, fees and other amounts in respect thereof) in accordance with the terms of this Agreement or the applicable Senior Unsecured Notes Documents, as the case may be (other than with the proceeds of Indebtedness); (b) the amendment to or other modification of such Revolver Springing Maturity Instrument and this Agreement or the applicable Senior Unsecured Notes Documents, as the case may

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be, causing the maturity date of such Revolver Springing Maturity Instrument to be extended to a date that is at least 91 days after the Revolving Maturity Date (as in effect immediately after giving effect to Amendment No. 1); and/or (c) the refinancing of such Revolver Springing Maturity Instrument with Indebtedness permitted under Section 6.01 having a maturity date that is at least 91 days after the Revolving Maturity Date (as in effect immediately after giving effect to Amendment No. 1); provided that, in the case of clauses (b) and (c) of this definition, such Revolver Springing Maturity Instrument as so amended, or any refinancing Indebtedness in respect thereof, do not require (i) any mandatory prepayment or redemption at the option of the holders thereof (except for redemptions upon the occurrence of an event of default, asset sale, event of loss or change in control or, in the case of a Revolver Springing Maturity Instrument described in clause (a), (b) or (c) of the definition thereof, any other mandatory prepayment described in Section 2.11, in each case on terms not less favorable to the Revolving Lenders than the terms of such Revolver Springing Maturity Instrument as in effect on the date hereof) prior to the date that is 91 days after the Revolving Maturity Date (as in effect immediately after giving effect to Amendment No. 1) and (ii) the original principal amount of such Indebtedness to be amortized (except, in the case of a Revolver Springing Maturity Instrument described in clause (a), (b) or (c) of the definition thereof, for amortization at a quarterly rate that is equal to or less than the quarterly rate at which such Revolver Springing Maturity Instrument amortizes as of the date hereof or, in the case of a Revolver Springing Maturity Instrument described in such clause (c) of the definition thereof, the quarterly rate at which such Revolver Springing Maturity Instrument would be permitted to amortize in accordance with Section 2.21 or Section 2.23, as applicable) prior to the date that is 91 days after the Revolving Maturity Date (as in effect immediately after giving effect to Amendment No. 1).

(b)  The definition of the term “Early Maturity Date” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Early Maturity Date” means (a) for purposes of the definition of the term “Revolving Maturity Date”, the date that is 91 days prior to the stated maturity date for the applicable Revolver Springing Maturity Instrument and (b) for all other purposes in this Agreement, the date that is 91 days prior to the stated maturity date for the 2023 Senior Unsecured Notes.

(c)  The definition of the term “Issuing Bank” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Issuing Bank” means (a) JPMorgan Chase Bank, N.A., (b) Citibank, N.A., (c) Bank of America, N.A., (d) Credit Suisse AG, (e) Royal Bank of Canada, (f) Goldman Sachs Bank USA, (g) The Toronto-Dominion Bank, New York Branch, (h) Deutsche Bank AG New York Branch, (i) solely with respect to each Existing Letter of Credit, the

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Lender that issued such Existing Letter of Credit and (j) each Revolving Lender that shall have become an Issuing Bank hereunder as provided in Section 2.05(j) (other than any Person that shall have ceased to be an Issuing Bank as provided in Section 2.05(k)), each in its capacity as an issuer of Letters of Credit hereunder.  Each Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of such Issuing Bank, in which case the term “Issuing Bank” shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate.

(d)  The definition of the term “LC Exposure Sublimit” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“LC Exposure Sublimit” means $400,000,000; provided that (a) the Letters of Credit for which JPMorgan Chase Bank, N.A. (together with its successors and assigns) acts as Issuing Bank shall not exceed $52,459,016 at any time, (b) the Letters of Credit for which Citibank, N.A. (together with its successors and assigns) acts as Issuing Bank shall not exceed $52,459,016 at any time, (c) the Letters of Credit for which Bank of America, N.A. (together with its successors and assigns) acts as Issuing Bank shall not exceed $52,459,016 at any time, (d) the Letters of Credit for which Credit Suisse AG (together with its successors and assigns) acts as Issuing Bank shall not exceed $52,459,016 at any time, (e) the Letters of Credit for which Goldman Sachs Bank USA (together with its successors and assigns) acts as Issuing Bank shall not exceed $52,459,016 at any time, (f) the Letters of Credit for which Royal Bank of Canada (together with its successors and assigns) acts as Issuing Bank shall not exceed $52,459,016 at any time, (g) the Letters of Credit for which The Toronto-Dominion Bank, New York Branch (together with its successors and assigns) acts as Issuing Bank shall not exceed $42,622,952 at any time, (h) the Letters of Credit for which Deutsche Bank AG New York Branch (together with its successors and assigns) acts as Issuing Bank shall not exceed $42,622,952 at any time and (i) the Letters of Credit for which any Revolving Lender (together with its successors and assigns) that becomes an Issuing Bank after the date hereof shall not exceed at any time an amount to be agreed by the Borrower and such Issuing Bank (in each case, as such amount may be increased from time to time in the sole discretion of the applicable Issuing Bank, so long as such amount does not exceed the LC Exposure Sublimit and notice of such increase is provided to the Administrative Agent).

(e)  The definition of the term “Permitted Foreign Currency” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows (new language in bold/underline):

“Permitted Foreign Currency” means (a) with respect to any Revolving Loan or Letter of Credit, Euro and any other foreign currency

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reasonably requested by the Borrower from time to time and in which each Revolving Lender (in the case of any Revolving Loans to be denominated in such other foreign currency) and each applicable Issuing Bank (in the case of any Letters of Credit to be denominated in such other foreign currency) has reasonably agreed, in accordance with its policies and procedures in effect at such time, to lend Revolving Loans or issue Letters of Credit, as applicable; provided that, in connection with any such other foreign currency, this Agreement shall have been modified to incorporate pricing benchmark and conforming changes for Revolving Loans to be denominated in such other foreign currency as may be agreed by the Administrative Agent and the Borrower and that are reasonably acceptable to each Revolving Lender that give due consideration to then-prevailing market convention for determining the benchmark rate for syndicated credit facilities denominated in such foreign currency at such time, and (b) with respect to any Tranche B-2 Euro Term Loan, Euro.

(f)  The definition of the term “Revolving Maturity Date” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Revolving Maturity Date” means October 7, 2026, as the same may be extended pursuant to Section 2.22; provided, however, that if, as of the Early Maturity Date with respect to any Revolver Springing Maturity Instrument, a Revolver Springing Maturity Instrument Event has not occurred with respect to such Revolver Springing Maturity Instrument, then the Revolving Maturity Date shall be such Early Maturity Date.

(g)  Section 2.05(a) of the Credit Agreement is hereby amended by (i) replacing the text “Barclays Bank PLC” in the last sentence of such Section with the text “Goldman Sachs Bank USA” and (ii) inserting the following new sentence at the end of such Section:

“No Issuing Bank shall be obligated to issue any Letter of Credit if such issuance would violate any policies of that bank governing letters of credit in general.”

SECTION 6.  Representations and Warranties.  Each Loan Party represents and warrants to the Administrative Agent, each of the Revolving Lenders, each of the Issuing Banks and the Swingline Lender that:

(a)  This Amendment has been duly authorized, executed and delivered by it and constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

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(b)  The representations and warranties of such Loan Party set forth in the Loan Documents are true and correct in all material respects (or, in the case of representations and warranties qualified as to materiality, in all respects) on and as of the date hereof (other than with respect to any representation and warranty that expressly relates to a prior date, in which case such representation and warranty is true and correct in all material respects (or in all respects, as applicable) as of such earlier date).

(c)  At the time of and immediately after giving effect to this Amendment, no Default has occurred and is continuing.

SECTION 7.  Effectiveness.  The consummation of the transactions or amendments, as applicable, set forth in Sections 3, 4 and 5 hereof shall be subject to the satisfaction or waiver of the following conditions precedent:

(a)  The Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of (i) each Loan Party, (ii) each Issuing Bank, (iii) the Swingline Lender and (iv) each Revolving Lender (determined immediately after giving effect to the transactions described in Sections 3 and 4 hereof).

(b)  The Administrative Agent shall have received (i) with respect to each Loan Party, a secretary’s certificates of the type delivered to the Administrative Agent pursuant to Section 4.01(c) of the Credit Agreement, dated as of the Amendment Effective Date (including the attachments thereto and a good standing certificate dated as of a date substantially concurrent with the Amendment Effective Date) and (ii) a certificate of a Responsible Officer of the Borrower confirming compliance with the condition set forth in paragraph (c) of this Section 7.

(c)  The representations and warranties set forth in Section 6 hereof shall be true and correct as of the Amendment Effective Date.

(d)  The Administrative Agent and the Revolving Lenders shall have received payment of all fees and expenses required to be paid or reimbursed by the Borrower or any other Loan Party under or in connection with this Amendment and any other Loan Document, including those fees and expenses set forth in Section 12 hereof.

(e)  The Borrower shall have paid to the Administrative Agent, for the account of the Revolving Lenders, the Issuing Banks and the Swingline Lender, all unpaid interest and fees in respect of the Revolving Commitments, the Revolving Loans, the Swingline Loans and the Letters of Credit that have accrued through (but not including) the Amendment Effective Date.

(f)  The Administrative Agent shall have received, at least five Business Days prior to the Amendment Effective Date, all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act, that has been requested by the Administrative Agent (on its own behalf or on behalf of any Lender) at

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least ten Business Days prior to the Amendment Effective Date (or such shorter period as the Administrative Agent shall have agreed).

(g)  To the extent that the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, the Borrower shall have delivered to the Administrative Agent and any Revolving Lender that has requested, in a written notice to the Borrower, a Beneficial Ownership Certification in relation to the Borrower, a Beneficial Ownership Certification not later than ten Business Days prior to the Amendment Effective Date (or such shorter period as the Administrative Agent shall have agreed).  For purposes of the foregoing, “Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230, and “Beneficial Ownership Certification” means a certification regarding beneficial ownership or control as required by the Beneficial Ownership Regulation.

(h)  The Administrative Agent shall have received from the Borrower the certificate of a Financial Officer required by clause (D) of the first proviso of Section 2.21(a) of the Credit Agreement.

SECTION 8.  Reaffirmation.  Each Loan Party hereby (a) reaffirms and confirms its respective guarantees, pledges, grants of security interests and other obligations under the Credit Agreement (as amended hereby) and each of the other Loan Documents to which it is a party, in respect of, and to secure, the Obligations and (b) agrees that, notwithstanding the effectiveness of this Amendment and the transactions contemplated hereby, the Loan Documents to which it is a party, and such guarantees, pledges, grants of security interests and other obligations thereunder, shall continue to be in full force and effect in accordance with the terms thereof.

SECTION 9.  Credit Agreement.  Except as expressly set forth herein, this Amendment (a) shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Issuing Banks, the Administrative Agent, the Borrower or any other Loan Party under the Credit Agreement or any other Loan Document and (b) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  Nothing herein shall be deemed to entitle the Borrower or any other Loan Party to any future consent to, or waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.  After the date hereof, any reference in the Loan Documents to the Credit Agreement shall mean the Credit Agreement as modified hereby.  This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 10.  Applicable Law; Waiver of Jury Trial.  (a)  THIS AMENDMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE

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TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(a)  EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTIONS 9.09(b), 9.09(c), 9.09(d) AND 9.10 OF THE CREDIT AGREEMENT AS IF SUCH SECTIONS WERE SET FORTH IN FULL HEREIN MUTATIS MUTANDIS.

SECTION 11.  Counterparts; Amendment.  This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract.  The words “execution”, “signed”, “signature”, “delivery” and words of like import in or relating to this Amendment and/or any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures (as defined below), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be.  As used herein, “Electronic Signatures” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record.  This Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by each Loan Party, each Revolving Lender (determined immediately after giving effect to the transactions described in Sections 3 and 4 hereof) and the Administrative Agent.

SECTION 12.  Fees and Expenses.

(a)  The Borrower confirms that pursuant to a fee letter between the Borrower and JPMorgan dated September 9, 2021, the Borrower has agreed to pay to the Administrative Agent, for the account of each Consenting Lender and each Replacement Revolving Lender, if any, a consent fee in an amount set forth in such fee letter.  The Borrower confirms that the fees payable pursuant to such fee letter are due and payable in immediately available funds on, and subject to the occurrence of, the Amendment Effective Date.

(b)  Notwithstanding anything herein to the contrary, with respect to the transactions contemplated by this Amendment, the Administrative Agent hereby agrees to waive payment of the processing and recordation fee of $3,500 to the extent such fee is required under Section 9.04(b)(ii) of the Credit Agreement.

(c)  Each Lender by its execution of this Amendment agrees to waive payment of the break funding costs required to be paid under Section 2.16 of the Credit Agreement in connection with the transactions contemplated by Section 3 hereof.

EXHIBIT 10.1

(d)  The Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment to the extent required under Section 9.03(a) of the Credit Agreement.

SECTION 13.  Headings.  The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

SECTION 14.  Acknowledgment and Consent to Bail-in of Affected Financial Institutions.  Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among the parties hereto, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)  the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and

(b)  the effects of any Bail-In Action on any such liability, including, if applicable:

(i)a reduction in full or in part or cancellation of any such liability;

(ii)a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Documents; and

(iii)the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority.

For purposes of the foregoing:

(a)  “Affected Financial Institution” means (i) any EEA Financial Institution or (ii) any UK Financial Institution.

(b)  “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of any Affected Financial Institution.

(c)  “Bail-In Legislation” means (i) with respect to any EEA Member Country which has implemented, or which at any time implements, Article 55 BRRD, the relevant implementing law or regulation as described in the EU Bail-In Legislation

EXHIBIT 10.1

Schedule from time to time; and (ii) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).

(d)  “EEA Financial Institution” means (i) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (ii) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (iii) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clause (i) or (ii) of this definition and is subject to consolidated supervision with its parent.

(e)  “EEA Member Country” means (i) any of the member states of the European Union, (ii) Iceland, (iii) Liechtenstein and (iv) Norway.

(f)  “EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

(g)  “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.

(h)  “Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.

(i)  “UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any Person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

(j)  “UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.

(k)  “Write-Down and Conversion Powers” means (i) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (ii) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that

EXHIBIT 10.1

liability into shares, securities or obligations of that Person or any other Person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

the chemours company
By: /s/ Camela T. Wisel
Name:Camela T. Wisel
Title:Vice President, Chief Accounting Officer and Controller

the chemours company fc, llc
By: /s/ Camela T. Wisel
Name:Camela T. Wisel
Title:Vice President, Chief Accounting Officer and Controller

chemfirst inc.
By: /s/ Camela T. Wisel
Name:Camela T. Wisel
Title:Vice President, Chief Accounting Officer and Controller

first chemical corporation
By: /s/ Camela T. Wisel
Name:Camela T. Wisel
Title:Vice President, Chief Accounting Officer and Controller

[Signature Page to Amendment No. 1]

ft chemical, inc.
By: /s/ Camela T. Wisel
Name:Camela T. Wisel
Title:Vice President, Chief Accounting Officer and Controller

first chemical holdings, llc
By: /s/ Camela T. Wisel
Name:Camela T. Wisel
Title:Vice President, Chief Accounting Officer and Controller

first chemical texas, l.p.
By: /s/ Camela T. Wisel
Name:Camela T. Wisel
Title:Vice President, Chief Accounting Officer and Controller

[Signature Page to Amendment No. 1]

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent, Swingline Lender and an Issuing Bank
By: /s/ James Shender
Name:James Shender
Title:Executive Director

[Signature Page to Amendment No. 1]

LENDER AND ISSUING BANK SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF APRIL 3, 2018 (AS AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME, THE “CREDIT AGREEMENT”), AMONG THE CHEMOURS COMPANY, THE LENDERS AND ISSUING BANKS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Bank of America, N.A.
Name of Institution – Signing as a Revolving Lender and, if so designated under the Credit Agreement, as an Issuing Bank

By: /s/ Shaf Hasan
Name: Shaf Hasan
Title: Director

[Signature Page to Amendment No. 1]

LENDER AND ISSUING BANK SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF APRIL 3, 2018 (AS AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME, THE “CREDIT AGREEMENT”), AMONG THE CHEMOURS COMPANY, THE LENDERS AND ISSUING BANKS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Barclays Bank PLC – Signing as a Revolving Lender and, if so designated under the Credit Agreement, as an Issuing Bank

By: /s/ Sydney G. Dennis
Name: Sydney G. Dennis
Title: Director

[Signature Page to Amendment No. 1]

LENDER AND ISSUING BANK SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF APRIL 3, 2018 (AS AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME, THE “CREDIT AGREEMENT”), AMONG THE CHEMOURS COMPANY, THE LENDERS AND ISSUING BANKS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

BNP PARIBAS
Name of Institution – Signing as a Revolving Lender and, if so designated under the Credit Agreement, as an Issuing Bank

By: /s/ Michael R. Hoffman
Name: Michael R. Hoffman
Title: Director

By: /s/ Emma Petersen
Name: Emma Petersen
Title: Director

[Signature Page to Amendment No. 1]

LENDER AND ISSUING BANK SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF APRIL 3, 2018 (AS AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME, THE “CREDIT AGREEMENT”), AMONG THE CHEMOURS COMPANY, THE LENDERS AND ISSUING BANKS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Citibank, N.A.

By: /s/ David Jaffe
Name: David Jaffe
Title: Vice President

[Signature Page to Amendment No. 1]

LENDER AND ISSUING BANK SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF APRIL 3, 2018 (AS AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME, THE “CREDIT AGREEMENT”), AMONG THE CHEMOURS COMPANY, THE LENDERS AND ISSUING BANKS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

CITIZENS BANK, N.A. (as successor by merger to Citizens Bank of Pennsylvania)
Name of Institution – Signing as a Revolving Lender and, if so designated under the Credit Agreement, as an Issuing Bank

By: /s/ David W. Dinella
Name: David W. Dinella
Title: Senior Vice President

[Signature Page to Amendment No. 1]

LENDER AND ISSUING BANK SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF APRIL 3, 2018 (AS AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME, THE “CREDIT AGREEMENT”), AMONG THE CHEMOURS COMPANY, THE LENDERS AND ISSUING BANKS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Credit Suisse AG Cayman Islands Branch – Signing as a Revolving Lender and, if so designated under the Credit Agreement, as an Issuing Bank

By: /s/ William O’Daly
Name: William O’Daly
Title: Authorized Signatory

By: /s/ D. Andrew Maletta
Name: D. Andrew Maletta
Title: Authorized Signatory

[Signature Page to Amendment No. 1]

LENDER AND ISSUING BANK SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF APRIL 3, 2018 (AS AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME, THE “CREDIT AGREEMENT”), AMONG THE CHEMOURS COMPANY, THE LENDERS AND ISSUING BANKS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Deutsche Bank AG New York Branch as a Revolving Lender and as an Issuing Bank

By: /s/ Philip Tancorra
Name: Philip Tancorra
Title: Vice President

By: /s/ Susan Onal
Name: Susan Onal
Title: Vice President

[Signature Page to Amendment No. 1]

LENDER AND ISSUING BANK SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF APRIL 3, 2018 (AS AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME, THE “CREDIT AGREEMENT”), AMONG THE CHEMOURS COMPANY, THE LENDERS AND ISSUING BANKS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

GOLDMAN SACHS BANK USA, as a Revolving Lender

By: /s/ Jacob Elder
Name: Jacob Elder
Title: Authorized Signatory

[Signature Page to Amendment No. 1]

LENDER AND ISSUING BANK SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF APRIL 3, 2018 (AS AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME, THE “CREDIT AGREEMENT”), AMONG THE CHEMOURS COMPANY, THE LENDERS AND ISSUING BANKS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Manufacturers and Traders Trust Company
Name of Institution – Signing as a Revolving Lender and, if so designated under the Credit Agreement, as an Issuing Bank

By: /s/ Timothy W. Boyle
Name: Timothy W. Boyle
Title: Assistant Vice President

[Signature Page to Amendment No. 1]

LENDER AND ISSUING BANK SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF APRIL 3, 2018 (AS AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME, THE “CREDIT AGREEMENT”), AMONG THE CHEMOURS COMPANY, THE LENDERS AND ISSUING BANKS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Mizuho Bank Limited, Signing as a Revolving Lender

By: /s/ Donna DeMagistris
Name: Donna DeMagistris
Title: Authorized Signatory

[Signature Page to Amendment No. 1]

LENDER AND ISSUING BANK SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF APRIL 3, 2018 (AS AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME, THE “CREDIT AGREEMENT”), AMONG THE CHEMOURS COMPANY, THE LENDERS AND ISSUING BANKS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

ROYAL BANK OF CANADA, Signing as a Revolving Lender and an Issuing Bank

By: /s/ Sinan Tarlan
Name: Sinan Tarlan
Title: Authorized Signatory

[Signature Page to Amendment No. 1]

LENDER AND ISSUING BANK SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF APRIL 3, 2018 (AS AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME, THE “CREDIT AGREEMENT”), AMONG THE CHEMOURS COMPANY, THE LENDERS AND ISSUING BANKS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The Tornoto-Dominion Bank, New York Branch, Signing as a Revolving Lender and Issuing Bank

By: /s/ Maria Macchiaroli
Name: Maria Macchiaroli
Title: Authorized Signatory

[Signature Page to Amendment No. 1]

LENDER AND ISSUING BANK SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF APRIL 3, 2018 (AS AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME, THE “CREDIT AGREEMENT”), AMONG THE CHEMOURS COMPANY, THE LENDERS AND ISSUING BANKS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

TRUIST BANK
– Signing as a Revolving Lender and, if so designated under the Credit Agreement, as an Issuing Bank

By: /s/ Troy R. Weaver
Name: Troy R. Weaver
Title: Managing Director

[Signature Page to Amendment No. 1]